UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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VITRAN CORPORATION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person’(s) Filing Proxy Statement, if other than the Registrant)
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MANAGEMENT INFORMATION CIRCULAR
SOLICITATION OF PROXIES
AS OF THE 14TH DAY OF MARCH, 2008
(FOR USE AT THE ANNUAL AND SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 23, 2008)
THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VITRAN CORPORATION INC. (THE “COMPANY”) OF PROXIES FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE “MEETING”) of the Company to be held at the Toronto Board of Trade, 1 First Canadian Place, 77 Adelaide Street West Entrance, Toronto, Ontario commencing at 4:30 in the afternoon (Toronto time), on Wednesday, April 23, 2008, and at any adjournment or adjournments thereof for the purposes set out in the foregoing notice of meeting. A copy of the Management Information Circular has been mailed on March 27, 2008 to shareholders of record on March 14, 2008. Holders of common shares of the Company (the “Common Shares”) who are unable to be present at the Meeting in person are requested to complete, sign, date and return the accompanying form of proxy to the Secretary of the Company, c/o Computershare Investor Services Inc., 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, M5J 2Y1, in time for use at the Meeting. An addressed envelope, with the postage prepaid, accompanies this Management Information Circular and may be used for such purpose. The cost of solicitation by Management will be borne directly by the Company. The solicitation will be primarily by mail; however, the directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile or in person.
Unless otherwise indicated, all dollar references herein are in United States dollars.
Appointment and Revocation of Proxies
The persons named in the accompanying form of proxy are officers or directors of the Company and shall represent Management at the Meeting. A shareholder has the right to appoint as proxy holder a person or company other than the persons designated in the enclosed proxy form to represent him and to act on his behalf at the Meeting. A shareholder desiring to appoint some other person or company, who need not be a shareholder, to represent him at the Meeting may do so either by inserting such person’s or company’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case delivering the completed form of proxy addressed to the Secretary of Vitran Corporation Inc., c/o Computershare Investor Services Inc., 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, M5J 2Y1, no later than 4:30 pm (Toronto time) on the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman or Secretary of the Meeting at the beginning of the Meeting, or any adjournment thereof.
A proxy may be revoked by a shareholder:
(a)	by signing another form of proxy, bearing a later date, and depositing it with the Secretary of the Company any time up to and including the last business day before the meeting;

(b)	as to any matter on which a vote shall not have already been cast pursuant to the authority conferred by such proxy, by signing a written notice of revocation and delivering it to the Chairman or Secretary of the Meeting; or

(c)	by attending the Meeting in person and personally voting the shares represented by the proxy.

In addition to the revocation in accordance with any of the aforesaid procedures, a proxy may be revoked under subsection 110(4) of the Business Corporations Act (Ontario) (a) by depositing an instrument in writing executed by the shareholder or by his attorney who is authorized, by a document that is signed in writing or by electronic signature, or if the shareholder is a company, by an officer or attorney thereof duly authorized, (b) by transmitting, by facsimile or electronic means, a revocation that is signed by electronic signature, and in the case of (a) or (b), such revocation is deposited at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used or delivered to the Chairman of the Meeting on the day of the Meeting or an adjournment thereof, or (c) by any other manner permitted by law.
Exercise of Discretion by Proxies
The Common Shares represented by the accompanying form of proxy will be voted or withheld from voting or voted for or against on any ballot that may be called for in accordance with the instructions of the shareholder executing it and if such shareholder specifies a choice with respect to any matter to be acted on at the Meeting the shares will be voted accordingly. In the absence of such instructions, such shares will be voted (i) on the election of the directors, in favour of the election of all the nominees for director named in this Management Information Circular; (ii) in favour of the appointment of KPMG llp as auditor of the Company and to authorize the directors to fix the remuneration of the auditors; (iii) in favour of the resolution approving an amendment of the Company stock option plan (the “Plan”) to increase the number of Common Shares that are available to be issued pursuant to the Plan from 1,750,000 to 2,750,000 Common Shares, and (iv) in favour of the special resolution approving an amendment to the by-laws of the Company to clarify that in order to register a transfer of shares, a share certificate must be presented for certificated shares (but not for uncertificated shares). The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting. At the time of the printing of this Management Information Circular, Management knows of no such amendments or other matters to come before the Meeting other than the matters specifically identified in the accompanying notice of meeting. If, however, amendments or other matters properly come before the Meeting or any adjournment thereof, the persons designated in the accompanying form of proxy will vote thereon in accordance with their judgement pursuant to the discretionary authority conferred by the form of proxy with respect to such matters. A simple majority is required to carry any matter proposed to be placed before the Meeting for a vote.
Voting by Beneficial Shareholders
The information set forth in this section is important to the shareholders of the Company who do not hold their Common Shares in their own name.
Shareholders who hold Common Shares through their brokers, intermediaries, trustees, or other nominees (such shareholders being collectively called “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the share register of the Company may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Company. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. Such Common Shares can only be voted by brokers, agents, or nominees (“Intermediaries”) and can only be voted by them in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their broker, agent, or nominee with this Management Proxy Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

Most brokers delegate responsibility for obtaining voting instructions from clients to a service company (a “Service Company”). The Service Company typically supplies a voting instruction form, mails those forms to Beneficial Shareholders, and asks those Beneficial Shareholders to return the forms to the Service Company or to follow the alternative voting procedures, as detailed on the voting instruction form. The Service Company then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares at the Meeting. A Beneficial Shareholder receiving a voting instruction form from the Service Company cannot use that form to vote shares directly at the Meeting. Instead, the Beneficial Shareholder must return the voting instruction form to the Service Company or follow the alternative voting procedures, as mentioned above, well in advance of the Meeting in order to ensure such shares are voted. Alternatively, a Beneficial Shareholder may be given a proxy that has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number of Common Shares beneficially owned by the Beneficial Shareholder but which is not otherwise completed. Since the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Beneficial Shareholder when submitting the proxy. In this case, the Beneficial Shareholder who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified above.
In either case, the purpose of these procedures is to permit Beneficial Shareholders to direct the voting of the Common Shares of the Company, which they beneficially own. A Beneficial Shareholder who wishes to attend and vote at the Meeting in person (or to have another person attend and vote on behalf of the Beneficial Shareholder) should print the Beneficial Shareholder’s (or such other person’s) name in the blank space provided for that purpose in the first paragraph of the proxy form or, in the case of a voting instruction form, follow the corresponding instructions on that form. In either case, Beneficial Shareholders should carefully follow the instructions of their Intermediary and its service company, as applicable.
Voting Shares and Principal Holders Thereof
As at the date of this Management Information Circular, 13,483,159 Common Shares have been issued and are outstanding as fully paid and non-assessable, each carrying a right to one vote per share. The Company has no other shares of any other class issued and outstanding.
Each holder of issued and outstanding Common Shares of record on March 14, 2008, will be given notice of the Meeting and will be entitled to one vote per share at the Meeting.

The following table sets forth the information with respect to the beneficial ownership of Common Shares for (i) each director and director nominee, (ii) each executive officer, (iii) all current directors, director nominees and executive officers as a group, and (iv) to the knowledge of the directors and officers of the Company, the persons or companies beneficially owning, directly or indirectly, or exercising control or direction over, more than 5% of the outstanding Common Shares of the Company:

			Approximate Number of	Common Shares Subject
			Common Shares	to Stock Options
			Beneficially	Exercisable by March 14, 2008
			Owned Directly or Indirectly,	or that Become
		% of Outstanding	or Over Which Control or	Exercisable Within
	Type of	Common	Direction is Exercised as	60 Days From
	Ownership	Shares (7)	of February 15, 2008 (1)	March 14, 2008

Wellington Management	Direct	13.4%	1,800,170	Nil
75 State St. Boston, MA USA

T. Rowe Price Associates	Direct	9.0%	1,210,100	Nil
100 East Pratt St. Baltimore, MD USA

Brandes Investment Partners	Direct	6.2%	841,012	Nil
11988 El Camino Real San Diego, CA USA

Wasatch Advisors	Direct	6.0%	812,825	Nil
150 Social Hall Ave. Salt Lake City, UT USA

BlackRock Advisors, Inc.	Direct	5.9%	799,071	Nil
40 East 52nd St. New York, NY USA

Natcan Investment Mgt.	Direct	5.9%	792,400	Nil
1100 University Montreal, Que

Cramer Rosenthal McGlynn	Direct	5.4%	723,650	Nil
520 Madison Avenue New York, NY USA

Richard E. Gaetz	(3)	2.7%	168,925	190,500
Mississauga, Canada

Richard D. McGraw	(2)	(9)	29,543	Nil
Toronto, Canada

Anthony F. Griffiths	(4)	(9)	70,800	10,000
Toronto, Canada

John R. Gossling	n/a	Nil	Nil	Nil
Toronto, Canada

Georges Hébert (5)	n/a	(9)	Nil	6,000
Montreal, Canada

William Deluce (6)	n/a	(9)	Nil	6,000
Toronto, Canada

Directors, Director Nominees		4.0%	269,268	264,700
and Executive Officers as a Group (8)

NOTES:

(1)	The information as to the number of Common Shares beneficially owned, directly or indirectly, or subject to stock options, by each director and director nominee or over which each director and director nominee exercises control or direction, not being within the knowledge of the Company, has been furnished by the respective directors and nominee directors individually.

(2)	These shares are held by Parkway Automotive Investments Limited, a corporation controlled by Mr. McGraw. Mr. McGraw is also a director of OutdoorPartner Media Corporation, Zenn Motors Limited, Bayview Public Ventures, and Exco Technologies Limited.

(3)	These shares are held as to 16,400 shares by two trusts of which Mr. Gaetz is a trustee, as to 43,405 shares by Mr. Gaetz’s spouse, and as to 109,120 shares held directly by Mr. Gaetz. Mr. Gaetz is also a director of Drive Products Income Fund.

(4)	These shares are held as to 20,800 shares by 3102726 Canada Inc., a corporation over which Mr. Griffiths exercises control or direction, and as to 50,000 shares held directly by Mr. Griffiths. Mr. Griffiths is also a director of Odyssey Re Holding Corp., Crum & Foster Holdings Corp., Fairfax Financial Holdings Limited, PreMD Inc., Novadaq Technologies Inc., Northbridge Financial Corporation, Jaguar Mining Inc., and Cunningham Lindsey Group Inc.

(5)	Mr. Hébert is also a director of Laurentian Bank of Canada and Prosys Corporation.

(6)	Mr. Deluce is also a director of Canstar Resources Inc.

(7)	Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable or that are or may become exercisable within 60 days of March 14, 2008 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(8)	The holding of the directors, director nominees and executive officers as a group, includes Sean P. Washchuk, the Vice President Finance and Chief Financial Officer of the Corporation since 2004, who holds 52,200 stock options to purchase Common Shares exercisable within 60 days from March 14, 2008.

(9)	Less than 1%.
PARTICULARS OF MATTERS TO BE ACTED UPON
1. Election of Directors
The Articles of the Company provide that the Board of Directors of the Company shall consist of a minimum of 3 directors and a maximum of 15 directors. The Board of Directors of the Company has fixed the number of directors to be elected at the Meeting at 6. Unless authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote for the election of the 6 nominees whose names are set forth below. All of the nominees are now current members of the Board of Directors of the Company and have been since the dates indicated in the table below.
Management does not contemplate that any of the nominees will not be able to serve as directors but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee at their discretion unless the shareholder has specified in the form of proxy that his shares are to be withheld from voting on the election of directors. Unless authority to vote is withheld with respect to the election of directors, the persons named in the accompanying form of proxy intend to vote for the election of the persons nominated herein for election as directors. Each director elected will hold office until the next Annual Meeting of the Shareholders or until his successor is duly elected unless prior thereto he resigns or his office becomes vacant by death or other cause.
The following table and the notes thereto state the names of all persons proposed to be nominated for election as directors; all other positions and offices of the Company, or any of its significant affiliates, now held by them; their principal occupations or employment for the preceding 5 years; their periods of service as directors of the Company; and indicates those nominees who are members of the Company’s Audit Committee, Compensation Committee, and Nominating and Governance Committee.

Name	Age	Director Since	Occupation & Employment Description

Richard D. McGraw	(64)	May 27, 1987	Mr. McGraw is the founding President and Chief Executive Officer of the Company. He served in this capacity from the inception of the Company until May of 2002 when he was appointed the non-executive Chairman of the Board of Directors. He is currently and has been for the last five years President and Chief Executive Officer of the Lochan Ora Group of Companies. (1) (2) (3) (8)

Richard E. Gaetz	(50)	May 17, 1995	Mr. Gaetz succeeded Mr. McGraw as the President and Chief Executive Officer of the Company in May of 2002. He held the positions of President and Chief Operating Officer of Vitran Corporation Inc. since he joined the Company in 1989.

Anthony F. Griffiths	(77)	May 27, 1987	Mr. Griffiths is one of the founding shareholders of the Company and served as the Company’s Chairman of the Board of Directors since inception to May 2002. Over the last seven years, Mr. Griffiths has been employed as an independent consultant and corporate director. (2) (3) (4) (5) (6)

John R. Gossling	(42)	Dec. 5, 2005	Mr. Gossling is currently the Vice-President of Financial Operations at Rogers Communications Inc. From 2000 to 2005, Mr. Gossling served as the Senior Vice President and Chief Financial Officer of Rogers Wireless Communications Inc. From 1985 to 2000, Mr. Gossling was employed by KPMG and was a partner in the firm prior to joining Rogers Wireless Communications Inc. (1) (7) (8)

Georges L. Hébert	(60)	April 21, 2004	Mr. Hébert is a co-owner of Prosys-Tec Inc. and has served as the President since August 2003. From 1988 to 1998, Mr. Hébert was the President of J.A. Provost Inc. (1) (8)

William S. Deluce	(59)	April 21, 2004	Mr. Deluce has been the President and Chief Executive Officer of CSAE Inc. since 1998 and President and Chief Executive Officer of Wicklow Consulting Inc. since 2001. He also served as the President and Chief Executive Officer of McComas Industries International Inc. and SMT Surface Modification Technologies Inc. from 1998 to 2000. (2) (3)

NOTES:

(1)	Denotes member of Audit Committee.

(2)	Denotes member of Compensation Committee.

(3)	Denotes member of Nominating and Governance Committee.

(4)	Mr. Griffiths was formerly a director of Slater Steel Inc. On June 2, 2003, Slater Steel Inc. applied for and obtained an Order of the Ontario Superior Court of Justice under the Companies’ Creditors Arrangement Act (“CCAA”) for creditor protection and has since conducted an orderly wind-down.

(5)	Mr. Griffiths was formerly a director of Consumer Packaging Inc. during the period that it operated CCAA protection and two cease trade orders were issued on June 20, 2001 and September 19, 2001 with respect to management and insiders for failure to file financial statements and such cease trade orders were subsequently rescinded July 5, 2001 and October 31, 2001, respectively.

(6)	Mr. Griffiths was formerly a director of Brazilian Resources Inc. On May 30, 2001 and June 30, 2003 there were cease trade orders issued with respect to management and insiders by the Ontario Securities Commission and by the British Columbia Securities Commission for failure to file financial statements, and such cease trade orders were subsequently rescinded July 30, 2001 and October 16, 2003, respectively.

(7)	Mr. Gossling has been designated by the Board as being the financial expert on the Company’s Audit Committee. Mr. Gossling is currently Vice President of Financial Operations at Rogers Communications Inc. and is a Chartered Accountant with the Canadian Institute.

(8)	Each member of the Audit Committee is able to read and understand the Company’s financial statements and is, therefore, “financially literate”.

2. Appointment and Remuneration of Auditor
KPMG llp has served as the Company’s auditor since 1989. A representative of KPMG llp is expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to any appropriate questions. For the fiscal years ended December 31, 2007 and 2006 the fees billed by KPMG llp to the Company for services were:

	Year ended December 31,
	2007		2006
Audit and audit related fees	US$	591,500	US$	598,078
Tax fees	Nil		Nil
All other fees	Nil		Nil

	US$	591,500	US$	598,078

All services provided by KPMG llp to the Company for 2007and 2006 were approved by the Audit Committee. For further details regarding the Audit Committee approval process, please review the Company’s Audit Committee charter, reference to which is hereby made, and the information therein is incorporated herein by reference.
Unless authority to vote is withheld with respect to the appointment of the auditors, the persons named in the accompanying form of proxy intend to vote for the reappointment of KPMG llp, Chartered Accountants, as auditor of the Company, to hold office until the next Annual Meeting of Shareholders and to authorize the directors to fix the remuneration of the auditor. KPMG llp Chartered Accountants has been the auditor of the Company for more than five years.
3. Amendment to the Stock Option Plan
The Meeting has been called in part, to consider and if deemed appropriate, to approve the following amendments to the Company’s 1995 Stock Option Plan (the “Plan”): (i) to increase the number of Common Shares issuable under the Plan by 1,000,000 from 1,750,000 to 2,750,000; (ii) to remove the 5% limits on shares reserved for issuance to any one person or issued to any one insider in any one year period; (iii) to clarify which amendments to the Plan the Board may make without shareholder approval; and (iv) to permit the extension of the term of an option in connection with a trading blackout, all as described in further detail below.
The Plan was established by the Company to assist in attracting, retaining and motivating its directors, officers, and employees by providing, through share options, an opportunity to participate in the growth and development of the Company and to acquire a proprietary interest in the Company. The Board of Directors is authorized to issue options to acquire Common Shares at such prices and with vesting dates as the Board may determine, provided however that the option exercise price may not be less than the “market price” of the Corporation’s Common Shares at the time of the grant. “Market price” generally means the closing price of the Corporation’s Common Shares on the Toronto Stock Exchange (the “TSX”) on the last trading day prior to the grant of the option.
At the time the Plan was established, 150,000 Common Shares were initially reserved for issuance under the Plan. In May of 1996, shareholders approved an amendment to the Plan to increase the number of Common Shares reserved thereunder by 500,000 to 650,000. In May of 1999, shareholders approved an amendment to the Plan to increase the number of Common Shares reserved thereunder by 350,000 to 1,000,000. In April of 2004 shareholders approved an amendment to the Plan to increase the number of Common Shares reserved thereunder by 750,000 to 1,750,000. It is currently proposed to amend the Plan to increase the aggregate number of Common Shares issuable under the Plan by an additional 1,000,000 Common Shares, from 1,750,000 (13.0% of the Company’s outstanding Common Shares) to 2,750,000 Common Shares (20.4% of the Company’s outstanding Common Shares). The Board of Directors is of the view that the increase is warranted and in the best interest of the Company as it enables the Company to attract and retain key directors, officers, and employees.
The Plan currently provides that the number of Common Shares (i) issuable to insiders of the Company at any time, under all security-based compensation arrangements, may not exceed 10% of the outstanding Common Shares ; (ii) issued to insiders of the Company within a one-year period, under all security based compensation arrangements, may not exceed 10% of the outstanding Common Shares; (iii) issuable pursuant to options granted thereunder to any one insider and such insider’s associates within a one-year period may not exceed 5% of the outstanding Common Shares; (iv) reserved for issuance to any one person cannot exceed 5% of the outstanding Common Shares.
With respect to the 5% limits on shares issued to any one insider in any one year period or reserved for issuance to any one person, the TSX no longer requires these limits and, accordingly, the Company proposes to delete both 5% limits from the Plan.
The Plan currently provides that the Board may amend, suspend or terminate the Plan, provided, however, that any such amendment, suspension or termination shall not adversely affect any outstanding options without the consent of the optionee. However, pursuant to changes in TSX requirements, all amendments, including amendments considered to be of a “housekeeping nature”, will require shareholder approval unless an amendment procedure permitting such amendments is included in the Plan. Accordingly, the proposed amendments to the Plan include the addition of such an amendment procedure.
The proposed amendment procedure provides that the Board has the power to make all amendments to the Plan and outstanding awards thereunder without the approval of the shareholders of the Company, other than certain amendments which will require shareholder approval. The amendments which could be made by the Board include, without limitation, changes to the terms and conditions and procedures dealing with the granting, vesting and exercise of awards under the Plan, changes to the administrative provisions of the Plan and changes to clarify ambiguous provisions in the Plan, provided that such changes shall not adversely affect outstanding options without the consent of the option holder. The shareholders will be required to approve any amendment to the Plan or any outstanding award thereunder which (i) reduces the exercise price of an outstanding option granted to an insider; (ii) extends the expiry date of an outstanding option granted to an insider (other than in respect of a trading blackout); or (iii) increases the number of Common Shares that may be reserved for issuance under the Plan.
The other proposed amendments to the Plan relate to the extension to the term of an award if the award expires during or immediately after a “trading blackout”. Under the Company’s insider trading policies, directors, officers and specified employees are restricted from trading in securities of the Company during periodic trading blackouts imposed by the Company. The TSX recognizes that trading blackouts imposed by issuers are an example of good corporate governance practice and that issuers, their insiders and employees should not be penalized for maintaining such practices. The proposed amendments to the Plan address the situation where an award holder is unable to exercise an award that would otherwise expire during, or within ten business days immediately following, a trading blackout imposed by the Company, by providing that the award will continue to be exercisable until the tenth business day following the expiry of the trading blackout.
Options granted under the Plan must expire no later than 10 years after the date of grant and are not transferable or assignable other than by will or other testamentary instrument or the laws of succession. If a participant under the Plan is dismissed for cause, or voluntarily resigns, all unexercised options of the participant immediately terminate. If a participant under the Plan dies, the legal representative of the participant may exercise the participant’s options for a period of 6 months following the date of the participant’s death, but only up to the original option expiry date. If a participant under the Plan retires on or after attaining the age of sixty-five years, the participant may exercise the participant’s options for a period of 6 months following the date of the participant’s retirement, but only up to the original option expiry date. If a participant under the Plan retires on or after reaching the age of fifty-five years, with the concurrence of the Compensation Committee the participant may exercise the participant’s options for a period of 6 months following the date of the participant’s retirement, but only up to the original option expiry date.
Prior to the establishment of the Plan in 1995, the Corporation maintained a stock option plan that was established in 1987 (the “1987 Plan”) that had 950,000 Common Shares reserved for issuance pursuant to options granted thereunder. After the Plan was established in 1995, no further options were granted under the 1987 Plan. As of the date of this Management Information Circular, there are nil options outstanding under the 1987 Plan.
As of December 31, 2007, the Corporation had options outstanding under the Company’s stock option plan to purchase 820,200 Common Shares (6.1% of the outstanding Common Shares) at exercise prices ranging from CAD $3.50 to $22.00 per share. Options to purchase a total of 723,300 Common Shares (5.4% of the outstanding Common Shares) have previously been exercised under the Plan. Details of the Company’s outstanding stock options are disclosed in the Annual Report on Form 10K, Note 9 of the Consolidated Financial Statements of the Company. There are currently 99,500 Common Shares (0.7% of the outstanding Common Shares) available for future options. The proposed amendment to the Plan would make 1,000,000 additional Common Shares (an additional 7.4% of the outstanding Common Shares) available for future grants under the Plan as set forth in the table below:

1995 Stock
Option Plan
Common Shares reserved at December 31, 2007:	915,700
Common Shares previously issued on exercise of options:	723,300
Common Shares reserved for issue pursuant to outstanding options:	820,200
Commmon Shares available for future options:	99,500
Proposed Increase in Common Shares reserved:	1,000,000
Common Shares available for options after Proposed Increase:	1,099,500
The Board of Directors approved the amendments to the Plan on February 7, 2008. The rules of the TSX requires that the amendments to the Plan be approved by a majority of the votes cast in respect thereof at the Meeting. The text of the resolution approving the amendment to the Plan is set forth in Schedule B. Unless a choice is otherwise specified, it is intended that the Common Shares represented by the proxies hereby solicited will be voted for such resolution. In the event that the resolution is not approved by the requisite majority, the Plan will not be amended.
Special Note Re: United States Income Tax Ramifications of Exercising Stock Options
The stock option to acquire Common Shares of the Company is exercisable at a price, (“the Exercise Price”) per share. The receipt of the stock options is not considered taxable income at the time they are granted. Upon exercise, the difference between the Exercise Price per share and the fair market value of the Common Shares acquired will be ordinary income. The Company will be required to withhold federal income taxes on the amount of income reported. This is accomplished by withholding additional amounts of income tax from the employees wages or, alternatively, having the employee pay for the income taxes by reimbursing the Company.
The Common Shares cost basis to the employee will be equal to the exercise price of per share plus the amount of compensation income reported. Gain or loss on the ultimate sale of the Common Shares will be the difference between the selling price and the Common Shares cost basis.
The holding period for the Common Shares will begin on the exercise date of the option and purchase of the Common Shares. If the Common Shares are held for more than twelve months, any gain or loss on the sale of the Common Shares will be long-term capital gain or loss. If the Common Shares are sold prior to holding it for twelve months, any gain or loss on the sale will be a short-term capital gain or loss.

4. Amendment of By-laws
The Company proposes to amend its by-laws to clarify that a share certificate is required to register the transfer of certificated shares, but not for a transfer of uncertificated shares. The text of the resolution approving the amendment to the by-laws is set out in Schedule C.
STATEMENT OF EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the total annual compensation earned for services rendered during the last three financial years by the individuals (the “Named Executive Officers”) who were, at December 31, 2007, the Chief Executive Officer and Chief Financial Officer of the Company.

							Non-
						Non-	Qualified
						Equity	Deferred	All
						Incentive	Compen-	Other
					Option	Plan	sation	Compen-
Name and				Stock	Awards	Compen-	Earnings	sation
Principal		Salary	Bonus	Awards	(CAD$)	sation	(US$)	(CAD$)	Total
Position	Year	(CAD$)	(CAD$)	($)	(1)	($)	(2)	(3)	(CAD$)
Rick E. Gaetz	2007	541,000	270,500	nil	175,208	nil	20,000	20,795	1,027,503
President &	2006	520,000	546,000	nil	140,865	nil	20,000	23,415	1,250,280
Chief Executive	2005	500,000	600,000	nil	122,576	nil	nil	23,685	1,246,261
Officer

Sean P. Washchuk	2007	225,000	100,000	nil	177,614	nil	12,500	16,241	531,355
Vice President	2006	200,000	138,400	nil	137,178	nil	10,500	16,261	502,339
Finance &	2005	184,000	112,000	nil	129,235	nil	nil	15,781	441,016
Chief Financial Officer

(1)	Compensation expense related to Option Awards represents the portion of the fair value of the awards that represents earned compensation for the years as reflected in the financial statements. The Company commenced recognizing compensation expense for Option Awards on January 1, 2003, as such the above noted compensation expense is measured at the fair value at the date of grant and is expensed over the award’s 5 year vesting period as services for the award are provided to the Company. The required information concerning the company’s stock option plan appears in the Company’s 2007 Annual Report on Form 10-K, reference to which is hereby made, and the information therein is incorporated herein by reference.

(2)	Named Executive Officers received Non-Qualified Deferred Compensation Earnings pursuant to the Company’s Deferred Share Unit Plan for Senior Executives which is described under the heading Nonqualified Deferred Compensation on Page 14 of this document.

(3)	All Other Compensation for the above Named Executive Officers included annual vehicle allowances of $13,200 in 2007 ($12,720 – 2006, $12,240 – 2005). There were no other singular perquisites, personal benefits or perks that exceeded $10,000.

Grants of Plan Based Awards Table
The following table sets forth the stock and option awards, including non-equity incentive awards for the Named Executive Officers for the year ended December 31, 2007.

All
Other
								Stock	All Other
								Awards:	Options		Grant
								Number	Awards:		Date Fair
		Estimated Future Payouts			Estimated Future Payouts			Of	Number	Exercise	Value of
		Under Non-Equity			Under Equity			Shares	Of	Or Base	Stock
		Incentive			Incentive			Of	Securities	Price of	and
		Plan Awards			Plan Awards			Stock	Under-	Option	Option
		Thresh-		Maxi-	Thresh-		Maxi-	Or	lying	Awards	Awards
	Grant	old	Target	mum	old	Target	mum	Units	Options	(CAD$)	(CAD$)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	(1)	(2)
Rick E. Gaetz	February 13, 2007	n/a	n/a	n/a	n/a	n/a	n/a	n/a	25,000	21.09	207,500
President and Chief Executive Officer

Sean P. Washchuk	February 13, 2007	n/a	n/a	n/a	n/a	n/a	n/a	n/a	30,000	21.09	249,000
Vice President Finance & Chief Financial Officer

(1)	The exercise price for options is the closing trading price of the common shares of the Company on the Toronto Stock Exchange on the day of the grant. The grant date is determined by the Compensation Committee.

(2)	Compensation expense is recognized for all share-based payments granted on or after January 1, 2007, based on the grant date fair value estimated in accordance with the provision of SFAS 123(R). The fair value of each stock option granted was estimated using the Black-Scholes-Morton fair value option-pricing model.

Equity Compensation Arrangements
Outstanding Equity Awards Table
The following table sets forth the stock and option awards for the Named Executive Officers as at December 31, 2007:

						Stock Awards (2)
									Equity
									Incentive
									Plan
								Equity	Awards:
	Option Awards (1)							Incentive	Market or
			Equity					Plan	Payout
			Incentive					Awards:	Value
			Plan					Number	Of
			Awards:			Number	Market	Of	Unearned
	Number	Number	Number			Of Shares	Value of	Unearned	Shares,
	Of	Of	Of			Or Units	Shares or	Shares,	Units or
	Securities	Securities	Securities			Of Stock	Units of	Units or	Other
	Underlying	Underlying	Underlying			That	Stock	Other	Rights
	Unexercised	Unexercised	Unexercised	Option	Option	Have	That	Rights	That Have
	Options	Options	Unearned	Exercise	Expira-	Not	Have	That Have	Not
	(#)	(#)	Options	Price	tion	Vested	Not Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	(CAD$)	Date	(#)	($)	(#)	($)
Rick E. Gaetz	10,000	—	10,000	7.25	Mar. 9, 08	n/a	n/a	n/a	n/a
President and Chief	7,500	—	7,500	8.25	Mar 9, 09
Executive Officer	50,000	—	50,000	7.00	Oct. 1, 09
	15,000	—	15,000	4.00	Feb. 19, 11
	50,000	—	50,000	3.50	Feb. 20, 12
	24,000	16,000	40,000	20.50	Mar. 9, 14
	10,000	15,000	25,000	18.75	Feb. 18, 15
	3,000	12,000	15,000	22.00	Feb. 16, 16
	—	25,000	25,000	21.09	Feb. 13, 17

Sean P. Washchuk	1,200	—	1,200	3.50	Feb. 20, 12	n/a	n/a	n/a	n/a
Vice President	9,000	6,000	15,000	20.50	Mar. 9, 14
Finance & Chief	24,000	16,000	40,000	20.00	Oct. 22, 14
Financial Officer	2,000	3,000	5,000	18.75	Feb. 18, 15
	3,000	12,000	15,000	22.00	Feb. 16, 16
	—	30,000	30,000	21.09	Feb. 13, 17

(1)	The Company provides a stock option plan to key employees, officers and directors to encourage executives to acquire meaningful equity ownership interest in the Company over a period of time and, as a result, reinforce executives’ focus on the long-term interest of the Company and its shareholders. Under the plan, options to purchase common shares of the Company are granted to the Named Executive Officers by the Board of Directors or by the Company’s Compensation Committee.

(2)	During the financial year ended December 31, 2007, no Stock Awards were granted to Named Executive Officers and, as of December 31, 2007, no Stock Awards were outstanding.

Option Exercises and Stock Vested Table
The following table sets forth the value realized on Options Exercised and Stock Awards vested for the Named Executive Officers for the year ended December 31, 2006.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	On	On	On	On
	Exercise	Exercise	Vesting	Vesting
Name	(#)	(CAD$)	(#)	($)
Rick E. Gaetz	40,000	734,000	n/a	n/a
President and Chief Executive Officer

Sean P. Washchuk	nil	nil	n/a	n/a
Vice President Finance & Chief Financial Officer
The closing price of the Common Shares on the NASDAQ and the Toronto Stock Exchange on December 31, 2007 was $14.23 and CAD$14.34, respectively.
Nonqualified Deferred Compensation Table
The following table sets forth the contributions, earnings and balances under Nonqualified Deferred Compensation arranged for the Named Executive Officers at December 31, 2007:

				Aggregate		Aggregate
	Executive	Registrant		Earnings	Aggregate	Balance
	Contributions	Contributions		In Last	Withdrawals/	At Last	Aggregate
	In Last FY	In Last FY	Number of Units	FY	Distributions	FYE	Number of Units
Name	($)	(US$)	(#)	(US$)	(US$)	(US$)	(#)
Rick E. Gaetz	nil	20,000	1,126	16,023	nil	31,374	2,141
President and Chief Executive Officer

Sean P. Washchuk	nil	12,500	703	10,004	nil	18,119	1,237
Vice President Finance & Chief Financial Officer
Effective January 1, 2006 the Company adopted a Deferred Share Unit (“DSU”) plan for senior executives. Under this plan, Named Executive Officers as well as senior executives receive units at the end of each quarter based on the market price of common shares equivalent to the senior executive’s annual contribution entitlement. The annual contribution entitlement amount varies based on the position in the Company and the years of eligible service. The maximum entitlement contribution varies between $2,500 and $20,000 per annum.

Employment Arrangement
The Company has entered into an employment agreement with Mr. Gaetz effective February 25, 2003. The agreement may be terminated by mutual consent, if the Company has just cause at common law for termination or with payment in lieu without just cause at common law for termination. Under the employment agreements, Mr. Gaetz has agreed that during the period of employment and for 18 months following his termination: (i) he will not solicit any person who is employed by the Company or any affiliate; and (ii) he will not contact any customers of the Company or any of its subsidiaries. Mr. Gaetz has also agreed all confidential records, material and information concerning the Company or its affiliates shall remain the exclusive property of the Company and Mr. Gaetz shall not divulge such information to any person.
Compensation. During the employment period, Mr. Gaetz will receive a (i) base salary (subject to annual review with increases in at the sole discretion of the Board); (ii) participate in a bonus program for which the criteria is outlined by the Board’s Compensation Committee; and (iii) participate in senior executive benefit plans as determined by the Board’s Compensation Committee.
Termination without just cause. If the employment of Mr. Gaetz is terminated by the Company, and the Company does not have just cause at common law for such termination, Mr. Gaetz shall receive 24 months’ salary, which shall be paid in equal monthly instalments over the 12 month period following the effective date of termination of his employment. The value of salary will be determined based on the average salary and bonus for the 36 months prior to such termination of employment.
Change in control. If there is a “Change in Control” of the Company and the employment of Mr. Gaetz is terminated without just cause or Mr. Gaetz resigns from his said employment at any time within 1 year of the Change of Control, the Company shall pay to Mr. Gaetz a lump sum amount equivalent to 30 months’ salary. The value of salary will be determined based on the average salary and bonus for the 36 months prior to such change in control. In addition, in the event of a change of control of the Company or a sale of all or substantially all of its assets, Mr. Gaetz may be entitled to a bonus on the transaction value.
For the purpose of the Employment Agreement, a “Change of Control” will be deemed to have taken place if: (i) as a result of a take over bid or acquisition in any form, or a person or entity has the legal ability to cast votes with respect to greater than 50% of the common shares for the purpose of electing the directors of the Company; (ii) as a result of a merger, consolidation or sale of all or substantially all the assets of the Company the persons who were the directors of the Company before the transaction cease to constitute a majority of the directors of the Company; and (iii) three or more directors (together or separately) are elected whose election is opposed by the then majority of the directors of the Company.

COMPENSATION DISCUSSION AND ANALYSIS
Compensation for all Named Executive Officers and certain senior executives involves a base salary and a variable portion that can include a performance bonus and stock options and a deferred compensation arrangement in the form of a Deferred Share Unit Plan (“DSU”). Compensation arrangements are designed to attract and retain superior executives who will contribute significantly to the growth and profitability of the Company. Stock options reinforce executives’ focus on the long-term interests of the Company and its shareholders. The DSU plan is a substitute for a pension arrangement and further aligns the executives’ focus on the long-term interest of the Company and shareholders.
Bonus awards are made in recognition of the attainment of predetermined financial objectives and/or various qualitative considerations including personal goals and objectives and the long range goals of the Company. Financial objectives include achievement of predetermined income from operations, earning per share, operating ratio, return on capital employed and days sales outstanding targets. The weighting of these factors varies with each executive depending on his or her responsibilities and as a result, bonus and stock option awards have and will likely continue to fluctuate significantly from year to year and from person to person. Changes in circumstances or exceptional events are considered and can warrant additional bonus awards as determined by the Compensation Committee. The bonuses for 2006 reflect the attainment of specific goals and other considerations.
The Company operates a 401K plan for certain employees in the United States and makes contributions according to specific policies and financial formulae. In Canada, the Company makes contribution to a Registered Retirement Savings Plan based on the same plan guidelines that are available to all the Company’s employees in Canada.
There are no other pension plans or long-term incentive programs other than stock option grants and deferred share unit grants for directors. Stock option grants reward the recipients as share value appreciates over the vesting period of the option. Awards are generally made annually subsequent to the most recently completed fiscal year end. Stock options are granted to the Named Executive Officers subsequent to the public disclosure of the fourth quarter and annual financial results. The exercise price is set at the Company’s closing share price on the last trading day prior to the grant date. Stock option awards are based on the contributions of the individual to the success of the Company, the overall compensation package of the individual and the weighting of compensation between short- and long-term goals.
On January 1, 2006 the Compensation Committee approved a DSU plan for senior executives of the Company. Under this plan, Named Executive Officers as well as senior executives receive units at the end of each quarter equivalent to the senior executive’s annual contribution entitlement, divided by the market price of common shares. The annual contribution entitlement amount varies based on the position in the Company and the years of eligible service. The maximum entitlement contribution varies between $2,500 and $20,000 per annum.
The Compensation Committee (the “Committee”) is comprised of independent directors and is responsible for recommending to the Board: (a) the salary and bonus of the Chief Executive Officer; (b) on recommendation of the Chief Executive Officer, the salaries for other senior executives; and (c) incentive plans and policies for the Company and its subsidiaries. The Compensation Committee oversees the DSU Plan and the Stock Option Plan. The Audit Committee Chair reviews the expenses of the Chief Executive Officer. From time to time the Compensation Committee may also review and make recommendations on other remuneration policies for the Company including compensation to directors.

The Compensation Committee believes that the changes that have occurred in the compensation packages for its executives in 2007 represent adjustments for market conditions and personal and corporate performance. The compensation arrangements for its executives are believed to be reasonably competitive with executive compensation at comparable Canadian and U.S. companies in the transportation industry.
Some anomalies are unavoidable especially with the translation of U.S. salaries into Canadian dollar equivalents; however, the Company tries to keep the compensation competitive within a geographic work area. The Compensation Committee will continue to review compensation policy to make sure that it remains fair to the Company and its employees and to ensure that the compensation paid relates in a satisfactory way to the short-term and long-term objectives of the Company.
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed the Compensation Discussion and Analysis (CD&A) and discussed with management, and has recommended to the Company’s Board of Directors that the CD&A be included in this proxy statement.

/s/ WILLIAM S. DELUCE William S. Deluce (signed) Committee Chairman

/s/ ANTHONY F. GRIFFITHS Anthony F. Griffiths (signed) Director

/s/ RICHARD D. McGRAW Richard D. McGraw (signed) Director

Share Performance Graphs
The following graphs compare the total shareholder return over the last five years of the Company’s Common Shares of $100 invested on January 1, 2002 assuming reinvestment of dividends at 100% of the market price on each of the dividend payment dates:

	2002	2003	2004	2005	2006	2007
Vitran Corporation Inc. (VTN)	100.00	222.57	247.33	279.73	246.60	174.03
S&P/TSX Composite Total Return Index	100.00	126.72	145.07	180.08	211.16	231.92

Share Performance Graphs (continued)

	2002	2003	2004	2005	2006	2007
Vitran Corporation Inc. (VTNC)	100.00	276.91	334.64	385.52	339.92	278.47

NASDAQ Total Index	100.00	150.01	162.89	165.13	180.85	198.60

Peer Group	100.00	128.38	191.78	184.69	154.91	110.12

Source:	Fact Set Research Systems

(a)	Peer Group Index is market cap-weighted and includes ABFS, CNF, ODFL, SAIA, and YRCW.

Compensation of Directors

				Nonqualified
			Non-Equity	Deferred
	Fees	Stock and Option	Incentive Plan	Compensation	All Other
	Earned	Awards	Compensation	Earnings	Compensation	Total
Name	(CAD$)	($)	($)	(CAD$)	($)	(CAD$)
Richard D. McGraw	50,000	nil	nil	10,000	nil	60,000
Anthony F. Griffiths	25,500	nil	nil	10,000	nil	35,500
Richard E. Gaetz	nil	nil	nil	10,000	nil	10,000
John R. Gossling	35,000	nil	nil	10,000	nil	45,000
Georges L. Hebert	27,000	nil	nil	10,000	nil	37,000
William S. Deluce	26,500	nil	nil	10,000	nil	36,500
Director and committee fees are paid to independent directors. For the financial year ended December 31, 2007, director fees were paid to four of the six directors of the Company on the basis of a retainer of CAD$15,000 plus CAD$1,000 for each meeting of the Board of Directors that was attended. Mr. McGraw was paid an annual fee of CAD$50,000 as Chairman of the Board and was not paid for attendance at any Board or Board committee meetings. Fees for each of the Compensation and Nominating and Governance Committees were paid to two of six directors on the basis of a retainer to the chair of each committee (CAD$4,000 for the Compensation chair and CAD$3,000 for the Corporate Governance chair) plus CAD$1,500 for each meeting. Fees for the Audit Committee were paid to two of six directors on the basis of a retainer of CAD$8,000 to the chair of the committee plus CAD$1,500 for each meeting.
Commencing fiscal year 2005, the Company adopted a DSU plan for all directors. Under this plan each director receives units at the end of every quarter based on the market price of common shares equivalent to CAD$2,500. The holder of the unit, upon ceasing to be a director, is entitled to redeem the units for a cash amount equal to the market price of common shares on the redemption date. The company awarded 3,246 units to the directors for the year ended December 31, 2007.
Directors and Officers Insurance
The Company has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The amount of premium paid with respect to this policy for the financial year ended December 31, 2007 was $143,937. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by the Company. The current annual policy limit is $20.0 million subject to a deductible of $0.5 million per occurrence. There have been no claims under the directors and officers insurance.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the United States Securities Exchange Act of 1934 requires directors, executive officers and persons who own beneficially more than 10% of the equity securities of the Company to file reports concerning their ownership of the Company’s equity securities with the United States Securities and Exchange Commission, the NASDAQ Stock Exchange, and the Company.

CORPORATE GOVERNANCE
Corporate governance is the responsibility of the Board of Directors of the Company and is accomplished in concert with board committees and the senior management of the Company.
An effective system of corporate governance is recognized as a vital ingredient to the long-term financial performance of the Company. The guidelines for effective corporate governance issued by the Canadian securities regulators are contained in National Policy 58-201 — Corporate Governance Guidelines, which have superseded the guidelines issued by the Toronto Stock Exchange. The Company’s disclosure required by National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) relating to its corporate governance practices is set out in tabular form in Schedule A to this Management Information Circular.
Mandate of the Board
The Board is elected by the shareholders and represents all shareholders’ interests in continuously creating shareholder value. The following is the mandate of the Board:
•	Advocate and support the best interests of the Company.

•	Make best efforts to attend all board and board committee meetings and review all materials provided.

•	Review and approve strategic, business and capital plans for the Company and monitor management’s execution of such plans.

•	Review whether specific and relevant corporate measurements are developed and adequate controls and information systems are in place with regard to business performance.

•	Review the principal risks of the Company’s business and pursue the implementation by management of appropriate systems to manage such risks.

•	Monitor progress and efficiency of strategic, business, and capital plans and require appropriate action to be taken when performance falls short of goals.

•	Review measures implemented and maintained by the Company to ensure compliance with statutory and regulatory requirements.

•	Select, evaluate, and compensate the President and CEO and develop a position description for such officer involving the definition of the limits to his responsibilities.

•	Annually review appropriate senior management compensation programs.

•	Monitor the practices of management against the Company’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Company.

•	Monitor whistleblower hotline program.

•	Monitor safety and environmental programs.

•	Review and discuss the development and implementation of programs for management succession and development.

•	Develop or approve selection criteria for new candidates for directorship.

•	Assure shareholders of conformity with applicable statutes, regulations and standards (for example, environmental risks and liabilities, and conformity with financial statements).

•	Annually conduct self-appraisal of Board members against clear criteria for performance.

•	Establish the necessary committees to monitor the Company.

•	Provide advice to and act as a sounding board for the President and CEO.

•	Discharge such other duties as may be required for the good stewardship of the Company.

Chairman of the Board Roles and Responsibilities
To allow the Board to function independently of management, the Nominating and Governance Committee shall ensure that the Board has a Chairman who meets the requirements of NASDAQ and of the Toronto Stock Exchange. The roles and responsibilities of the Chairman shall include, but are not limited to, the following:
•	Facilitating the independent functioning of the Board and management of the Company.

•	Ensuring that appropriate procedures are in place to allow the Board to work effectively and efficiently and to function independently of management.

•	Ensuring that the responsibilities of the Board are understood by both the Board and management and that the boundaries between Board and management responsibilities are understood and respected.

•	Together with the President and CEO, establishing position descriptions for the Board and the President and CEO and defining the limits to management’s responsibilities, to be approved by the full Board.

•	Maintaining an effective relationship between the Board and management of the Company.

•	Ensuring that the Board develops formal charters setting out the responsibilities of the Board and all Board Committees.

•	Annually reviewing the charters of the Board and Board committees and recommending to the Board such amendments to those charters as the Chairman or the committee believes are appropriate.

•	Ensuring that the Board works as a cohesive team and providing leadership essential to achieve this.

•	Ensuring that the resources available to the Board (in particular, timely and relevant information) are adequate to support its work.

•	Working closely with senior management to ensure that the conduct of Board meetings provides adequate time for serious discussion of relevant issues.

•	Setting the agenda of the Board in consultation with senior management.

•	Providing direction and advice to senior management of the Company.

•	Regularly evaluating the performance of the Board and Board committees (as against their charters) and reporting the results of such evaluations to the Board.

•	Regularly evaluating the contribution of individual Directors, and reporting the results of the evaluations to the individual Directors.

•	Working closely with the President and CEO to ensure that the Company is building a healthy corporate governance culture.

•	Ensuring that succession planning for the Board is carried out.

•	At the request of the Board, and with the agreement of the President and CEO, representing the Company to external groups such as shareholders and other stakeholders, including local community groups and governments.

•	Ensuring that, where functions (including the functions above) are delegated to appropriate Board Committees, the functions are carried out and the results reported to the Board.
Composition of the Board
The Board is composed of six members, five of whom are independent, as currently defined by the NASDAQ. The related director is Richard E. Gaetz, the President and Chief Executive Officer of the Company. The Chairman of the Board is not a member of management.

The following is a list of the Board’s committees and the number of meetings held in 2007.

Committee	Number of Meetings
1 The Audit Committee	4
2 The Compensation Committee	1
3 The Nominating and Governance Committee	0
The Nominating and Governance Committee charter and Audit Committee charter is available free of charge on the Company’s web-site at www.vitran.com.
Director Attendance
The Board met six times during 2007. All directors attended 100% of the total number of Board meetings and meetings held by committees on which such director served during 2007.
Consideration of Director Nominees
The Nominating and Governance Committee considers the criteria in the Nominating and Governance Committee charter in evaluating prospective nominees. The Nominating and Governance Committee ensures that the appropriate skills and qualities required of a new Board member are considered.
The Nominating and Governance Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with the Company’s policies. Any shareholder wishing to submit a candidate for consideration should send the information listed below to the Secretary of the Company, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, Canada, M9C 5L5. When submitting a nomination to the Company, a shareholder at the minimum must provide for each director nominee: name and address of shareholder submitting the candidate, shares owned beneficially and of record by such shareholder, name, age and address of the candidate, the candidate’s principal occupation over the past five years, current directorships of the candidate on publicly held companies and investment companies, number of Company shares beneficially owned and of record by the candidate and a signed statement of the candidate indicating willingness to serve on the Board of Directors, if elected. The Nominating and Governance Committee is composed entirely of independent directors.
Process of Shareholder Communications
Shareholders wishing to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, Canada, M9C 5L5. The Secretary of the Company will forward all communications (excluding advertisements, business solicitations, or material deemed to be for harassment purposes) to the individual director named in the communication.

CODE OF ETHICS AND PROFESSIONAL CONDUCT
The Company, together with the Nominating and Governance Committee, has established a Code of Ethics and Professional Conduct.
The Code of Ethics and Professional Conduct signifies voluntary assumption by the Company’s senior executives and directors of the obligation of self-discipline above and beyond the requirements of the law. The Code requires that the Company’s senior executives and directors deal fairly with customers, suppliers, fellow employees, and the general public. Acceptance of this Code is mandatory for the Company’s senior executives and directors. Failure to abide by the Code will serve as a basis for disciplinary action.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee is comprised of three directors each of whom the Board has determined to be independent and financially literate under NI 58-101 and applicable NASDAQ rules. Mr. Gossling has been designated by the Board as being the financial expert on the Audit Committee. The Audit Committee oversees the Company’s financial reporting processes on behalf of the Board of Directors and operates under a written charter, which has been adopted by the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as currently in effect. In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Company, including the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect and has considered the compatibility of non-audit services with auditors’ independence pursuant to the policies and procedures described in the audit committee charter.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the United States Securities and Exchange Commission.
The Audit Committee

/s/ JOHN R. GOSSLING John R. Gossling (signed) Committee Chairman

/s/ RICHARD D. McGRAW Richard D. McGraw (signed) Director

/s/ GEORGES L. HÉBERT Georges L. Hébert (signed) Director

ANNUAL REPORT ON FORM 10-K
Shareholders may obtain a copy of our Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2007, without charge, from the Company’s website, www.vitran.com, or by writing to Sean P. Washchuk, Vice President Finance and Chief Financial Officer, Vitran Corporation Inc., 185 The West Mall, Suite 701, Toronto, Ontario, M9C 5L5, Canada. Exhibits are not included, but copies of them may be obtained upon payment of copying charges. Financial information respecting the Company is provided in the Company’s financial statements and MD&A for the year ended December 31, 2007 which are included in its Annual Report on Form 10-K.
Additional information respecting the Company can be reviewed on SEDAR at www.sedar.com.
DEADLINE FOR SHAREHOLDER PROPOSALS
In order to be included in proxy material for our 2009 Annual Meeting, shareholder proposals must be received by the Company at its executive offices no later than February 21, 2009.
In order to be included in proxy material for a meeting, the Business Corporation Act (Ontario) requires that a notice of shareholder proposal be submitted to the Company by a shareholder entitled to vote at the meeting at least 60 days before the anniversary date of the last annual meeting, if the matter is to be raised at an annual meeting, or at least 60 days before a meeting other than an annual meeting, if the matter is to be raised at a meeting other than an annual meeting.
INFORMATION INCORPORATED BY REFERENCE
The Company’s Annual Report on Form 10-K is herein incorporated by reference to this Management Information Circular.
GENERAL
Information contained herein is given as of the 14th day of March 2008, unless otherwise noted. If any matters which are not now known should properly come before the Meeting, the accompanying form of proxy will be voted on such matters in accordance with the best judgement of the person voting it. Management knows of no such matters. The content and sending of this Management Information Circular have been approved by the Board of Directors of the Company.
DATED at Toronto, this 14th day of March 2008.
By Order of the Board of Directors,
Sean P. Washchuk
Secretary

Schedule A.
Corporate Governance Disclosure Required by National Instrument 58-101

Corporate Governance Guideline	Comments
1. Board of Directors

a) Disclose the identity of the directors who are independent	The independent directors are: Richard D. McGraw William S. Deluce John R. Gossling Anthony F. Griffiths Georges L. Hébert

b) Disclose the identity of directors who are not independent, and describe the basis for that determination	Richard E. Gaetz is not considered independent as he is the current President and Chief Executive Officer of the Company.

c) Disclose whether or not a majority of the directors are independent	Five of the Company’s six directors are independent as defined by National Instrument 58-101.

d) If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction, identify both the director and the other issuer	All directorships with other public entities for each director are disclosed in the Management Information Circular, page 6.

e) Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance	The independent directors hold in camera sessions at board and committee meetings.

f) Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities
The current board chairman, Richard D. McGraw, is an independent director as defined by National Instrument 58-101. Mr. McGraw’s roles and responsibilities are disclosed in the Management Information Circular, page 22.

g) Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year	Attendance is disclosed in the Management Information Circular, page 23.

2. Board Mandate

a) Disclose the text of the Board’s written mandate	The Board’s mandate is disclosed in the Management Information Circular, page 21.

3. Position Descriptions

a) Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee	The Board has developed written position descriptions for the chair and the chairs of all board committees.

b) Disclose whether or not the board and CEO have developed a written position description of the CEO	The Board and the CEO have developed a written position description for the CEO.

4. Orientation and Continuing Education

a) Briefly describe what measures the board takes to orient new directors regarding

i) the role of the board, its committees and its directors	The Board's Statement of committees and its directors Corporate Governance Practices outlines the Company's expectations with respect to director and committee roles and responsibilities. Each committee has a charter which further describes the specific roles and responsibilities.

Corporate Governance Guideline	Comments
ii) the nature and operation of the issuer’s business	Arrangements are made for specific and operation of briefing sessions from appropriate senior personnel. The Company organizes Board business meetings at Company facilities to facilitate site visits. Directors are provided minutes and materials presented at previous meetings.

b) Briefly describe what measures the board takes to provide continuing education for its directors	Directors may enrol in professional development courses at the Company’s expense, subject to board approval.

5. Ethical Business Conduct

a) Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:	The Company has a code of conduct that is applicable to all directors, senior management and employees.

i) Disclose how a person or Company may obtain a copy of the code	The Code of Conduct is available free of charge on our web-site at www.vitran.com.

ii) Describe how the board monitors compliance with its code	All new employees and directors are required to read and sign the code of conduct as part of the orientation process.

Senior management and the Board are required to sign the code of conduct annually. All signed code of conducts are presented to the board annually for review.

iii) provide a cross-reference to any material change report filed since the beginning of the issuer's most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code	None.

b) Describe any steps the board takes to ensure directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest
The Code of Conduct outlines the conflict of interest guidelines. Any director must disclose a conflict of interest immediately. If a director has a conflict of interest in a specific topic, that director is not permitted to be present when the matter is discussed or voted upon.

c) Describe any other steps the board takes to encourage and promote a culture of ethical business conduct	The board encourages senior management to publish an annual company newsletter and supports the Company’s whistle blower hotline.

6. Nomination of Directors

a) Describe the process by which the board identifies new candidates for board nomination	Step 1: Complete Current Board Analysis and Observation
Step 2: Determine Corporate Strategic and Business Objectives
Step 3: Develop Board Composition Target
Step 4: Develop New Director Criteria
Step 5: Identification of New Director Candidates

b) Disclose whether or not the board has a nominating committee composed entirely of independent directors	The board does have a Nominating and Governance Committee which is comprised entirely of independent directors.

c) If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee	The responsibilities of the Nominating and Governance Committee are included in the Committee’s Charter which can be found on our web-site at www.vitran.com.

Corporate Governance Guideline	Comments
7. Compensation

a) Describe the process by which the board determines the compensation for the issuer’s directors and officers	This information is disclosed in the Management Information Circular under the Report on Executive Compensation and Compensation of Directors.

b) Disclose whether or not the board has a compensation committee composed entirely of independent directors	The board does have a Compensation Committee which is comprised entirely of independent directors. The following individuals served as members of the Compensation Committee during the financial year which ended on December 31, 2007:
William S. Deluce; Anthony F Griffiths; and Richard D. McGraw.

c) If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee	The responsibilities of the Compensation Committee are included in the Committee’s Charter which can be found on our web-site at www.vitran.com

d) If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained
None.

8. Other Board Committees

a) If the board has standing committees other than audit, compensation, and nominating committees, identify the committees and describe their function	None.

9. Assessments

a) Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively
A board performance review is conducted annually and the findings are reported to the board. A questionnaire is distributed and completed by all directors. The Chairman of the Board compiles the results and if required, discusses concerns with each individual director.

Schedule B
BE IT RESOLVED THAT:
1. The amendments to the Company’s 1995 Stock Option Plan (the “Plan”) to (i) increase the number of Common Shares reserved for issuance under the Plan by 1,000,000 to 2,750,000; (ii) remove the 5% limit on shares reserved for issuance to any one person or issued to any one insider in any one year period; (iii) clarify which amendments to the Stock Option Plan the Board may make without shareholder approval; and (iv) permit the extension of the term of an option in connection with a trading blackout, all as described in the accompanying management information circular, are hereby authorized and approved.
2. Any one director or officer of the Company be and is hereby authorized and directed to execute and deliver all such deeds, documents, instruments and assurances, and to do all such acts and things as, in such officer’s or director’s opinion, may be necessary or desirable to give effect to this resolution.

Schedule C
BE IT RESOLVED that section 8.03 of the Company’s bylaw Number 6 be amended by deleting the phrase “Subject to the provisions of the Act” and replacing that phrase with “In the case of shares represented by a certificate”.